
----------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
----------------------------------------------------------------------
Property Name:                PARK PLAZA OFFICE BUILDING

Seller:                       PARK PLAZA VENTURE
                              an Illinois joint venture

Purchaser:                    AHP OF TEXAS, INC.
                              a Texas corporation

Proration Date:               12/18/97

Proration as of:              11:59 PM, THURSDAY, DECEMBER 18, 1997

Closing Date:                 12/18/97

Closing as of:                THURSDAY, DECEMBER  18, 1997

Tax Begin Date:               1/1/97

Tax End Date:                 12/31/97

Month Begin Date              12/1/97

Month End Date                12/31/97


                               CLOSING STATEMENT
                          PARK PLAZA OFFICE BUILDING

--------------------------------------------------------------------------------

SELLER:                 PARK PLAZA VENTURE
                        an Illinois joint venture

PURCHASER:              AHP OF TEXAS, INC.
                        a Texas corporation

PRORATION DATE:         11:59 PM, THURSDAY, DECEMBER 18, 1997

CLOSING (FUNDING) DATE: THURSDAY, DECEMBER 18, 1997

--------------------------------------------------------------------------------

                                                                        CREDIT                CREDIT
                                                                     PURCHASER                SELLER
                                                                 -------------     -----------------
PURCHASE PRICE                                                                         16,900,000.00

EARNEST MONEY (held by Heritage Title Company of Austin, Inc.)      350,000.00

INTEREST ON EARNEST MONEY                                                  POC

PRO-RATE PROPERTY TAXES                                             420,037.55
   [See Schedule A]

PRO-RATE DECEMBER, 1997 LEASE CHARGES                                82,330.94
   [See Schedule D]

TENANT PREPAID RENTS                                                    637.74
   [See Schedule B]

PRO-RATE SERVICE CONTRACTS                                                                 11,030.58
   [See Schedule C]

SECURITY DEPOSITS                                                    53,354.23
   [See Schedule D]

PARKING REVENUE                                                                            21,567.73
   [See Schedule E]

   SUBTOTALS                                                        906,360.46         16,932,598.31

CASH AMOUNT DUE TO SELLER                                        16,026,237.85
                                                              ----------------     -----------------

   TOTAL CREDITS                                                 16,932,598.31         16,932,598.31
                                                              ================     =================

NOTES:

[1] All real estate taxes, personal property taxes and assessments relating to the Property are to be reprorated or prorated upon receipt of actual bill(s).

[2] Utility payments shall be directed to the parties for their respective periods of ownership based upon meter reads ordered the day of the Closing.

[3] Seller agrees to pay all invoices or charges payable to service contract vendors or other vendors of supplies or services which are unpaid at Closing and relate to periods prior to and including December 18, 1997, or which relate to periods after Closing to the extent Seller received a credit from Purchaser at Closing.

[4] Interest earned on the Earnest Money Deposit shall be returned directly to Purchaser.



APPROVED: SELLER                                         APPROVED: PURCHASER

PARK PLAZA VENTURE                                       AHP OF TEXAS, INC.
an Illinois joint venture                                a Texas corporation

By: First Capital Institutional Real Estate Ltd-3,       By: ___________________
    a Florida limited partnership, its general partner   Its: __________________

    By: First Capital Financial Corporation,
        a Florida corporation, its managing general partner

        By: ______________________________
        Name: ___________________________
        Title: ____________________________

By: First Capital Institutional Real Estate Ltd. -4,
    an Illinois limited partnership, its general partner

    By: First Capital Financial Corporation,
        a Florida corporation, its managing general partner

        By: ______________________________
        Name: ___________________________
        Title: ____________________________

--------------------------------------------------------------------------------

                          PARK PLAZA OFFICE BUILDING

                          SOURCES AND USES STATEMENT

--------------------------------------------------------------------------------


                         PURCHASER'S SOURCES AND USES:
                         -----------------------------

BALANCE OF CASH TO BE FUNDED BY PURCHASER                                              16,026,237.85
                                                                                    ----------------

ADDITIONAL CASH OUTLAYS BY PURCHASER:

        HERITAGE TITLE INSURANCE COMPANY OF AUSTIN, INC.
                Recording Fees to American Title Company                      25.00
                Survey Modification to Heritage Title Co. of Austin       11,672.10
                On-Site Inspection to Teri Acton                             100.00
        PURCHASER'S CLOSING COSTS                                                          11,797.10
                                                                                    ----------------

TOTAL CASH OUTLAY BY PURCHASER                                                         16,038,034.95
                                                                                    ================

--------------------------------------------------------------------------------


                          SELLER'S SOURCES AND USES:
                          --------------------------

EARNEST MONEY                                                                             350,000.00
CASH AMOUNT DUE TO SELLER                                                              16,026,237.85
                                                                                    ----------------
TOTAL SELLER'S  SOURCES                                                                16,376,237.85
                                                                                    ----------------

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

        HERITAGE TITLE INSURANCE COMPANY OF AUSTIN, INC.
                Tax Report to American Title Company                         140.00
                Recording Fees to American Title Company                      25.00
                Owners Policy to Heritage Title Company of Austin         77,814.00
                                                                     --------------
                                                                                           77,979.00
BROKERAGE FEE TO CUSHMAN & WAKEFIELD OF TEXAS, INC.                                       507,000.00



TOTAL CASH OUTLAY BY SELLER                                                               584,979.00
                                                                                    ----------------


BALANCE TO SELLER                                                                      15,791,258.85
                                                                                    ================

                                  SCHEDULE A

--------------------------------------------------------------------------------

     PARK PLAZA OFFICE BUILDING
     PRO-RATE 1997 PROPERTY TAXES
     PRORATION MADE AS OF:  11:59 PM, THURSDAY, DECEMBER 18, 1997

--------------------------------------------------------------------------------


     ACTUAL CALENDAR YEAR 1997 REAL ESTATE TAXES
     -------------------------------------------
     #039-162-000-0001

     ACTUAL 1997 TAXES TO BE PAID BY PURCHASER:
          County                                                    217,190.95
          Personal Property                                             189.33
          Houston Independent School District                       217,980.00
          Houston Independent School District (personal prop.)          190.02
                                                                   -----------
                                                                    435,550.30

     PURCHASER'S PRORATA SHARE OF 1997          13/365                  3.562%
                                                                   -----------

     PURCHASER'S SHARE OF 1997 TAXES                                 15,512.75
     SELLER'S SHARE OF 1997 TAXES                                   420,037.55

     CREDIT DUE TO PURCHASER (SELLER):                              420,037.55
                                                                   ===========

                                  SCHEDULE B

--------------------------------------------------------------------------------

     PARK PLAZA OFFICE BUILDING
     TENANT PREPAID RENTS
     PRORATION MADE AS OF: 11:59 PM, THURSDAY, DECEMBER 18, 1997

--------------------------------------------------------------------------------

                                                                          AMOUNT
     SUITE #         TENANT NAME                                         PREPAID
     ---------------------------------------------------------------------------
            Prepaid Rent:

                     Gordon, Michael                                      111.30
                     Karmel, Katherine                                     10.00
                     Quest Diagnostics                                    515.00
                     Weatherly, James K.                                    1.44

                                                                       ---------

                                        CREDIT TO PURCHASER               637.74
                                                                       =========

                                  SCHEDULE C

--------------------------------------------------------------------------------

PARK PLAZA OFFICE BUILDING
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:      11:59 PM, THURSDAY, DECEMBER 18, 1997

--------------------------------------------------------------------------------

           SERVICE CONTRACTS                                                                                    CREDIT DUE
                                                                              BILLING PERIOD      # of DAYS      PURCHASER
VENDOR NAME                                                 PAYMENT        BEGIN         END       CREDIT       or (SELLER)
---------------------------------------------------------------------------------------------------------------------------
PAID BY SELLER
--------------

The Car Mel (answering service)                               (70.36)     12/01/97     12/31/97      13             (29.51)
Honeywell (security system)                                  (200.53)     12/01/97     02/28/98      72            (160.42)
Lange Mechanical                                             (200.26)     11/01/97     01/31/98      44             (95.78)
Locke Protective Services (security)                       (8,259.16)     12/01/97     12/31/97      13          (3,463.52)
Environmental Coalition                                      (191.04)     12/01/97     12/31/97      13                0.00
Taft Broadcasting                                             (93.06)     12/01/97     12/31/97      13             (39.03)
Western Horticultural                                        (725.28)     12/01/97     12/31/97      13            (304.15)
Dover Elevator                                             (1,790.43)     12/01/97     12/31/97      13            (705.83)
Sanitors  Southwest (cleaning)                            (13,453.24)     12/01/97     12/31/97      13          (5,641.68)
Sanitors  Southwest (day porter)                           (1,525.24)     12/01/97     12/31/97      13            (639.62)
Sanitors Southwest (rubbish)                                 (416.76)     12/01/97     12/31/97      13            (174.77)
Texas Tropical Plants                                        (742.33)     12/01/97     12/31/97      13            (311.30)
                                                                                                                ----------

          CREDIT TO DUE PURCHASER (SELLER)                                                                      (11,610.61)
                                                                                                                ----------

PAYABLE BY PURCHASER
--------------------

EPM Services, Inc. (generator maint.)                         256.34      10/01/97     12/31/97      79             220.12
Fire Detection Consultants, Inc.                              336.25      12/01/97     02/28/98      18              67.25
Garratt-Callahan (water treat.)                               310.34      12/01/97     12/31/97      18             180.20
Sabel Electronics (camera maint.)                             265.21      12/01/97     12/31/97      18             153.99

          CREDIT TO DUE PURCHASER (SELLER)                                                                          621.56
                                                                                                                ----------

LICENSE, FEE, PERMIT, INSPECTION

PAID BY SELLER
--------------
Texas Dept. of Licensing (boiler permits)                    (160.00)     01/01/97     12/31/97      13              (5.70)
City of Houston Code Enforcement (aerial enc)                (105.00)     01/01/97     12/31/97      13              (3.74)
City of Houston Mechanical Section (elevator)                (180.00)     01/01/97     12/31/97      13              (6.41)
City of Houston (sign permit)                                 (20.00)     01/01/97     12/31/97      13              (0.71)
National Elevator Inspection                                 (420.00)     01/01/97     12/31/97      13             (14.96)
City of Houston (flammable permit)                           (175.00)     01/01/97     12/31/97      13              (6.23)
City of Houston (key box permit)                              (51.00)     01/01/97     12/31/97      13              (1.82)
City of Houston Mechanical Section (boiler per                (55.00)     01/01/97     12/31/97      13              (1.96)
                                                                                                                ----------
                                              CREDIT DUE TO PURCHASER (SELLER)                                      (41.53)
                                                                                                                ----------

                                              TOTAL CREDIT TO DUE PURCHASER (SELLER)                            (11,030.58)
                                                                                                                ==========

                                       SCHEDULE D
-----------------------------------------------------------------------------------------
PARK PLAZA OFFICE BUILDING
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:                               11:59 PM, THURSDAY, DECEMBER 18, 1997
-----------------------------------------------------------------------------------------
                                            DECEMBER     DECEMBER    DECEMBER
                                  TENANT     MONTHLY   ESCALATION       OTHER       TOTAL
TENANT                          DEPOSITS        RENT      CHARGES      INCOME     CHARGES
-----------------------------------------------------------------------------------------
Adams, Melba K.                   579.00       1,447        35.74          --    1,483.24

AMI Park Plaza Hospital               --   19,769.75       623.45    3,237.20   23,630.40

Andrew, James E.                  655.50      838.15        70.54      670.00    1,578.69

Aquino, Marcus M.               1,194.00    2,641.00        67.51          --    2,708.51

Bernal, Antonio                       --    1,889.00        63.73          --    1,952.73

Bueso, Gerardo                        --    9,144.50       194.85          --    9,339.35

Clemmons, John B. Jr.           4,054.42    7,239.75       221.54          --    7,461.29

Cottingham, Karen               3,229.50    3,229.50           --          --    3,229.50

Del Castillo, Hector Jr.        4,626.50    3,826.00        99.28          --    3,925.28

Drummond Clinical Laboratory    1,022.83      969.00        23.70          --      992.70

Duren, Crad P.                        --    2,628.00        65.54          --    2,693.54

Dynacare Hermann Laboratory     1,020.00    1,020.00        33.57          --    1,053.57

Financial Trade Services        1,257.25    1,257.25           --          --    1,257.25

Fonseca, Oscar A.                     --    1,460.00           --          --    1,460.00

Garcia, Jonas                   2,333.38    2,581.00        87.90       30.00    2,698.90

Gardner, Donald G.                    --    4,169.50           --          --    4,169.50

Gilmer & Novak                        --    3,103.31        96.95      137.81    3,338.07

-----------------------------------------------------------------------------------------
                                                         DECEMBER
                                                PR'S      & PRIOR       TOTAL       TOTAL
                                 CHARGES     PRORATA      BALANCE        SR'S        PR'S
TENANT                              PAID       SHARE          O/S   SHARE O/S   SHARE O/S
-----------------------------------------------------------------------------------------
Adams, Melba K.                   558.94      234.39       924.30      536.69      387.61

AMI Park Plaza Hospital        23,630.40    9,909.52           --          --          --

Andrew, James E.                1,578.69      662.03           --          --          --

Aquino, Marcus M.               2,708.51    1,135.83           --          --          --

Bernal, Antonio                       --          --     1,952.73    1,133.84      818.89

Bueso, Gerardo                  9,215.49    3,864.56       123.86       71.92       51.94

Clemmons, John B. Jr.                 --          --     7,461.29    4,332.36    3,128.93

Cottingham, Karen               3,229.50    1,354.31           --          --          --

Del Castillo, Hector Jr.        3,925.28    1,646.09           --          --          --

Drummond Clinical Laboratory          --          --     3,028.75    2,612.46      416.29

Duren, Crad P.                  2,693.54    1,129.55           --          --          --

Dynacare Hermann Laboratory           --          --     1,077.77      635.95      441.82

Financial Trade Services        1,257.25      527.23           --          --          --

Fonseca, Oscar A.                     --          --     1,460.00      847.74      612.26

Garcia, Jonas                   2,698.90    1,131.80           --          --          --

Gardner, Donald G.              4,169.50    1,748.50           --          --          --

Gilmer & Novak                  3,338.07    1,399.84           --          --          --

                                  SCHEDULE D

---------------------------------------------------------------------------------------------------------------------------------

PARK PLAZA OFFICE BUILDING
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:     11:59 PM, THURSDAY, DECEMBER 18, 1997

---------------------------------------------------------------------------------------------------------------------------------

                                                  DECEMBER    DECEMBER   DECEMBER                                 PR'S
                                     TENANT        MONTHLY  ESCALATION      OTHER         TOTAL      CHARGES    PRORATA
TENANT                             DEPOSITS           RENT     CHARGES     INCOME       CHARGES         PAID     SHARE
---------------------------------------------------------------------------------------------------------------------------------
Glass, Henry G.                         -         4,411.25      164.99        -        4,576.24      4,576.24    1,919.07

Gordon, Michael                         -              -           -        55.65         55.65         55.65       23.34

Gray, James M.                          -         3,963.00       91.71        -        4,054.71      4,054.71    1,700.36

Griffin, Paul A.                        -         2,466.05       62.89        -        2,528.94             -           -

Hammond, Melvin A. R.                   -         3,868.00         -          -        3,868.00      3,868.00    1,622.06

Handel, Light & Delhey             4,948.50       4,990.50      136.46     213.05      5,340.01      5,340.01    2,239.36

Healthsouth Orthopedic                  -         5,660.00      241.88        -        5,901.88        183.09       76.78

Houston Allergy Clinic                  -         8,033.35      209.21        -        8,242.56      8,242.56    3,456.56

Jansa, Arthur M.                        -         2,466.05       62.89        -        2,528.94      2,504.76    1,050.38

Jones, Andrew P.                        -         6,137.38      205.12        -        6,342.50      6,342.50    2,659.76

Jones, John M.                          -         1,551.00         -          -        1,551.00      1,551.00      650.42

Karmel, Catherine                       -         1,920.65       48.98        -        1,969.63      1,969.63      825.97

Lab Corporation of America         2,124.83       2,400.00       59.57        -        2,459.57      2,458.63    1,031.04

Levine, Michael A.                 1,739.67       1,739.67       63.40        -        1,803.07      1,803.07      756.13

Lynch, Richard H.                       -         4,238.00      106.51        -        4,344.51      4,344.51    1,821.89

Mabrito, Craig A.                       -         2,701.42         -          -        2,701.42      2,701.42    1,132.85

Mathew, Ninan T.                        -         5,923.00      412.30      81.00      6,416.30      6,416.30    2,690.71



-------------------------------------------------------------------------------
                                       DECEMBER
                                        & PRIOR         TOTAL          TOTAL
                                        BALANCE          SR'S           PR'S
                                            O/S     SHARE O/S      SHARE O/S
-------------------------------------------------------------------------------
Glass, Henry G.                             -             -              -

Gordon, Michael                             -             -              -

Gray, James M.                              -             -              -

Griffin, Paul A.                       2,528.94      1,468.42       1,060.52

Hammond, Melvin A. R.                       -             -              -

Handel, Light & Delhey                      -             -              -

Healthsouth Orthopedic                 5,718.79      3,320.59       2,398.20

Houston Allergy Clinic                      -             -              -

Jansa, Arthur M.                          24.18         14.04          10.14

Jones, Andrew P.                            -             -              -

Jones, John M.                              -             -              -

Karmel, Catherine                           -             -              -

Lab Corporation of America                 0.94          0.55           0.39

Levine, Michael A.                          -             -              -

Lynch, Richard H.                           -             -              -

Mabrito, Craig A.                           -             -              -

Mathew, Ninan T.                            -             -              -

                                  SCHEDULE D

--------------------------------------------------------------------------------------------------------------------------------
PARK PLAZA OFFICE BUILDING
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:                     11:59 PM, THURSDAY, DECEMBER 18, 1997
--------------------------------------------------------------------------------------------------------------------------------
                                                  DECEMBER    DECEMBER   DECEMBER                                   PR'S
                                  TENANT           MONTHLY  ESCALATION      OTHER         TOTAL     CHARGES      PRORATA
TENANT                          DEPOSITS              RENT     CHARGES     INCOME       CHARGES        PAID        SHARE
--------------------------------------------------------------------------------------------------------------------------------
Medtex, Inc.                         -            5,229.00         -          -        5,229.00    5,229.00     2,192.81

Micheletti, Gil                      -            3,107.00       85.17        -        3,192.17    3,192.17     1,338.65

Monroe, Mathew T.                    -            2,479.50       58.26        -        2,537.76    2,537.76     1,064.22

Nuclear Imaging of Texas        2,857.50          2,857.50       70.82     605.78      3,534.10    3,534.10     1,482.04

Oggero & McBath                      -            2,705.75         -       138.00      2,843.75           -            -

Oncare, Inc.                         -            4,472.00      144.50        -        4,616.50    4,599.00     1,928.61

Park Plaza Florist                   -              818.26       38.61        -          856.87      856.87       359.33

Park Plaza Opticians              653.60            835.00       60.06        -          895.06         -            -

Park Plaza Sandwich Shop        1,720.00          1,869.75       87.63        -        1,957.38    1,957.38       820.84

Park Plaza Urological Clinic         -            6,296.94      468.16     135.15      6,900.25    6,900.25     2,893.65

Pearson, Bennett L.                  -            2,121.33      110.93        -        2,232.26    2,232.26       936.11

Pegram, Samuel                  2,552.00          3,515.00      101.04        -        3,616.04    3,616.04     1,516.40

Pierre's Hair Fashions               -            2,809.00         -          -        2,809.00    2,809.00     1,177.97

Pulmonary & Internal Medicine   5,428.92          7,579.50      188.01        -        7,767.51    7,767.51     3,257.34

Quast, Don C.                        -            3,256.50         -          -        3,256.50    3,256.50     1,365.63

Quest Diagnostics               1,764.00          2,012.77       81.51        -        2,094.28    2,094.28       878.25

Rangel, Remberto                     -            1,745.00       48.47        -        1,793.47    1,793.47       752.10



--------------------------------------------------------------------------------------------------------------------------------
                                           DECEMBER
                                            & PRIOR      TOTAL             TOTAL
                                           BALANCE        SR'S              PR'S
TENANT                                         O/S   SHARE O/S         SHARE O/S
--------------------------------------------------------------------------------------------------------------------------------
Medtex, Inc.                                   -             -                -

Micheletti, Gil                                -             -                -

Monroe, Mathew T.                              -             -                -

Nuclear Imaging of Texas                       -             -                -

Oggero & McBath                           8,551.99      7,359.45         1,192.54

Oncare, Inc.                                 17.50         10.16             7.34

Park Plaza Florist                             -             -                -

Park Plaza Opticians                      1,790.12      1,414.77           375.35

Park Plaza Sandwich Shop                       -             -                -

Park Plaza Urological Clinic                   -             -                -

Pearson, Bennett L.                            -             -                -

Pegram, Samuel                                 -             -                -

Pierre's Hair Fashions                         -             -                -

Pulmonary & Internal Medicine                  -             -                -

Quast, Don                                     -             -                -

Quest Diagnostics                              -             -                -

Rangel, Remberto                               -             -                -


                                                            SCHEDULE D
--------------------------------------------------------------------------------------------------------------------

PARK PLAZA OFFICE BUILDING
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF :                     11:59 PM, THURSDAY, DECEMBER 18, 1997

--------------------------------------------------------------------------------------------------------------------
                                                         DECEMBER          DECEMBER         DECEMBER
                                       TENANT             MONTHLY        ESCALATION            OTHER           TOTAL
TENANT                               DEPOSITS                RENT           CHARGES           INCOME         CHARGES
--------------------------------------------------------------------------------------------------------------------
Sawyer, G. Scott                     2,067.00            2,165.00             63.70              -          2,228.70

Schapira, Daniel                     1,883.33            1,978.00             60.85              -          2,038.85

Shafi, Samya B.                      1,159.50            1,159.50               -                -          1,159.50

Shan-La, Inc.                             -              2,042.00            178.56              -          2,220.56

Smith,  John & Bruce                      -              6,470.00            492.13            89.33        7,051.46

Smithkline Beecham Clinic            1,542.00            1,542.00             42.81              -          1,584.81

Soper Brothers, Inc.                      -              3,077.17               -                -          3,077.17

Taylor, G. Rita                      1,288.00            2,203.05               -                -          2,203.25

Tucker, Jeffery J.                        -              2,466.05             62.89              -          2,528.94

Tuma, Samir N.                       1,653.00            1,522.50             39.05              -          1,561.55

University Care Plus                      -              6,425.50               -                -          6,425.50

Walkup, Jim L.                            -              1,556.04               -                -          1,556.04

Weatherly, James K.                       -              1,197.00             45.64              -          1,242.64

Wright, Ronald B.                         -              2,919.00             70.62              -          2,989.62
--------------------------------------------------------------------------------------------------------------------
                                   53,354.23           220,115.34          6,149.63         5,392.97      231,657.94

NOTES:


---------------------------------------------------------------------------------------------------------
                                                              DECEMBER
                                                   PR'S        & PRIOR             TOTAL            TOTAL
                                 CHARGES        PRORATA        BALANCE              SR'S             PR'S
TENANT                              PAID          SHARE            O/S         SHARE O/S        SHARE O/S
---------------------------------------------------------------------------------------------------------
Sawyer, G. Scott                2,228.70          934.62           -                 -                -

Schapira, Daniel                  998.00          418.52      1,040.85            604.36           436.49

Shafi, Samya B.                 1,159.50          486.24           -                 -                -

Shan-La, Inc.                   2,220.56          931.20           -                 -                -

Smith,  John & Bruce            7,051.46        2,956.06           -                 -                -

Smithkline Beecham Clinic       1,131.54          474.52        453.27            263.19           190.08

Soper Brothers, Inc.            3,077.17        1,290.43           -                 -                -

Taylor, G. Rita                 2,203.25          923.94           -                 -                -

Tucker, Jeffery J.              2,528.94        1,060.52           -                 -                -

Tuma, Samir N.                  1,561.55          654.84           -                 -                -

University Care Plus                   -             -        6,425.50          3,730.94         2,694.56

Walkup, Jim L.                    142.96           59.95      1,413.08            820.50           592.58

Weatherly, James K.             1,242.64          521.11           -                 -                -

Wright, Ronald B.               2,989.62        1,253.71           -                 -                -
---------------------------------------------------------------------------------------------------------
                              196,327.63       82,330.94     43,993.86         29,177.93        14,815.93

                                  SCHEDULE E

--------------------------------------------------------------------------------

PARK PLAZA OFFICE BUILDING
PARKING REVENUE
PRORATION AS OF:        11:59 PM, THURSDAY, DECEMBER 18, 1997

--------------------------------------------------------------------------------

FIGURES FOR THE PERIOD 1/1/97-11/30/97

          TOTAL INCOME                                               610,705.25
                                                                   ------------

          TOTAL OPERATING EXPENSES                                   193,149.83
                                                                   ------------

          PERCENT MANAGEMENT FEE                                       8,966.67
                                                                   ------------

          YEAR TO DATE NET PROFIT                                    408,588.75
          AVERAGE MONTHLY NET PROFIT                                  37,144.43
          SELLER'S DECEMBER PRO RATA SHARE                                58.06%
                                                                   ------------
          SELLER'S PRO RATA SHARE OF EST. AVG. MTHLY NET Profit       21,567.73

          TOTAL CREDIT TO SELLER                                    $ 21,567.73
                                                                   ------------